UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Conexant Systems, Inc.

(Name of Registrant as Specified In Its Charter)

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CONEXANT SYSTEMS, INC. Shareowners Meeting to be held on 02/18/09 ** IMPORTANT NOTICE ** Proxy Materials Available Regarding the Availability of Proxy Materials • Notice and Proxy Statement · Annual Report You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. PROXY MATERIALS — VIEW OR RECEIVE You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before 02/04/09. CONEXANT SYSTEMS, INC. HOW TO VIEW MATERIALS VIA THE INTERNET 4000 MACARTHUR BLVD. NEWPORT BEACH, CA 92660 Have the 12 Digit Control Number available and visit: www.proxyvote.com HOW TO REQUEST A COPY OF MATERIALS 1) BY INTERNET - www.proxyvote.com 2) BY TELEPHONE - 1-800-579-1639 3) BY E-MAIL* - sendmaterial@proxyvote.com R1CNX1 *If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line. See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information How To Vote Meeting Type: Annual Vote In Person Meeting Date: 02/18/09 Many shareowners meetings have attendance requirements Meeting Time: 8:30 A.M. EST including, but not limited to, the possession of an attendance For holders as of: 12/23/08 ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting Meeting Location: attendance. At the Meeting you will need to request a ballot to vote these shares. The Westin Waltham Boston Hotel 70 Third Avenue Waltham, Massachusetts 02451 Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions. R1CNX2

Voting items The Board of Directors recommends a vote FOR proposals 1 and 2. If no voting instructions are given, the proxy will be voted as the Board of Directors recommends. 1. ELECTION OF FOUR DIRECTORS Nominees: 01) William E. Bendush 02) Dwight W. Decker 03) F. Craig Farrill 04) Matthew E. Massengill 2. RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS. R1CNX3

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